UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 30, 2004

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Phil Woodard, formerly Chief Operating Officer of the Company, retired, effective September 30, 2004.

(c)	Patrick Dunne was appointed as Senior Vice President, Operations of the Company, effective September 30, 2004. Mr. Dunne, 52, was a co-founder of Qualtron Teoranta an Irish based interconnect business that was acquired by the Company in 2000. He has since held various business development and operational positions with the Company, most recently Senior Vice President, Solutions Operations.

A copy of the Company’s press release announcing these changes is being filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit Number	Title
	99.1	Press Release issued by SMTC Corporation on September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2004	SMTC CORPORATION

	By:	/s/ Jane Todd
	Name:	Jane Todd
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by SMTC Corporation on September 30, 2004.